As filed with the Securities and Exchange Commission on April 28, 2006

                                                     Registration No. 333-123756
                                                                      811-21742

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 1

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 3

                              FIRST INVESTORS LIFE
                               SEPARATE ACCOUNT E
                              (Name of Registrant)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 95 Wall Street,
                               New York, NY 10005
                                 (212) 858-8200
                    (Complete address and telephone number of
                    depositor's principal executive offices)

                              Carol E. Springsteen
                                    President
                     First Investors Life Insurance Company
                                 95 Wall Street
                               New York, NY 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                                 Jorden Burt LLP
                1025 Thomas Jefferson Street, NW, Suite 400 East
                           Washington, D.C. 20007-5109
                            Attn: Gary O. Cohen, Esq.

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective on (check the appropriate box):

|_|   Immediately upon filling pursuant to paragraph (b)

|X|   On May 1, 2006 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Separate Account E under variable life insurance policies.

--------------------------------------------------------------------------------
SPVL
A Modified Single Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

Offered by First Investors Life Insurance Company

Through First Investors Life Separate Account E

95 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "we," "us" or "our") through First Investors Life Separate Account E. We refer to this Policy as "SPVL", "you" and "your" refer to a prospective or existing owner of a Policy.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a Policy. The premiums under this Policy are invested in Subaccounts of Separate Account E that invest in corresponding Funds of the First Investors Life Series Funds ("Life Series Funds"). This prospectus is valid only when attached to the current prospectus for the Life Series Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this prospectus is May 1, 2006

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS ..............................................   2
POLICY BENEFITS ............................................................   2
    Permanent Insurance Protection .........................................   2
    Investment Options .....................................................   2
    Tax Benefits ...........................................................   3
    Access to Your Cash Value ..............................................   3
POLICY RISKS ...............................................................   3
    Insurance Charges ......................................................   3
    Surrender Charges ......................................................   3
    Investment Risks .......................................................   4
    Limitations of Reallocations ...........................................   4
    Tax Consequences of Surrenders and Policy Loans ........................   4
    Risk of Lapse from Policy Loans ........................................   4
    Risks of the Life Series Funds .........................................   5
FEE TABLES .................................................................   6
    Transaction Fees .......................................................   6
    Periodic Charges Other than Fund Operating Expenses ....................   7
    Total Annual Fund Operating Expenses ...................................   8
DESCRIPTION OF THE POLICY ..................................................   9
    Who We Are - First Investors Life ......................................   9
    How to Contact Us ......................................................   9
    Separate Account E .....................................................   9
    The Fixed Account ......................................................  10
    Life Series Funds ......................................................  11
    How the Policy Works ...................................................  12
    Policy Application Process .............................................  13
    Your Initial Premium ...................................................  13
    Optional Additional Premiums ...........................................  13
    Allocation of Premiums to Investment Options ...........................  14
    Reallocating Among Investment Options ..................................  15
What are Our Policies on Frequent Reallocations Among Subaccounts? .........  17
What Are the Risks to Policyowners of Frequent Reallocations? ..............  18
The Death Benefit ..........................................................  18
    Guaranteed Minimum Death Benefit .......................................  19
    Variable Death Benefit .................................................  19
Accumulation Value .........................................................  22
    Deduction of Cost of Insurance Protection From Accumulation Value ......  25

    Total Surrenders .......................................................  26
    Partial Surrender of Accumulation Value ................................  26
    Policy Loans ...........................................................  27
    Settlement Options .....................................................  28
OTHER PROVISIONS ...........................................................  29
    Age and Sex ............................................................  29
    Ownership ..............................................................  29
    Assignment .............................................................  30
    Beneficiary ............................................................  30
    Right to Examine .......................................................  30
    Default ................................................................  30
    Guaranteed Paid-up Insurance Option ....................................  31
    Exchange Privilege .....................................................  31
    Grace Period ...........................................................  31
    Incontestability .......................................................  32
    Changes to the Policy ..................................................  32
    State Variations .......................................................  33
    Payment and Deferment ..................................................  33
    Non-Participating Policy ...............................................  33
    Policy Months, Years and Anniversaries .................................  33
    Reinstatement ..........................................................  34
    Suicide ................................................................  34
    Valuation of Assets ....................................................  34
    Processing Transactions ................................................  34
CHARGES AND EXPENSES .......................................................  35
    Transaction Fees .......................................................  35
    Transfer Fee ...........................................................  35
    Partial Surrender Fee ..................................................  35
    Surrender Charge .......................................................  35
    Periodic Charges Deducted from the Subaccount Value ....................  37
    Cost of Insurance Charge ...............................................  37
    Separate Account Charge ................................................  37
    Policy Loan Interest ...................................................  37
    Income Tax Charge ......................................................  38
    Deductions from the Funds ..............................................  38
FEDERAL TAX INFORMATION ....................................................  39
OTHER INFORMATION ..........................................................  42

--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS
--------------------------------------------------------------------------------

This summary outlines important benefits and risks associated with the Policy which you should consider before you make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS

Permanent Insurance Protection

The Policy is designed to provide you with permanent insurance protection. You pay a single premium that is based on the minimum death benefit you want and the underwriting classification of the person whose life you are insuring (the "insured"). The Policy remains in force to maturity at age 100 of the insured unless you choose to surrender your Policy or cause it to lapse. You could cause your Policy to lapse, if, after taking a loan from the Policy, you fail to maintain the value of your Policy at certain prescribed minimum levels.

The Policy allows you to pay one additional premium each year subject to certain limitations. This allows you to increase your permanent insurance protection as your circumstances change.

Upon the death of the insured, the Policy's death benefit will be paid to your named beneficiary. The amount of the death benefit may increase or decrease from the initial "Face Amount" that is set forth in your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the investment Subaccounts you select and the credited interest in the Fixed Account if chosen.

However, the death benefit proceeds are guaranteed never to be less than the Policy's Guaranteed Minimum Death Benefit Amount, reduced by any outstanding Policy loans and accrued loan interest.

Investment Options

You may allocate your premiums to any of the 13 Subaccounts of Separate Account E and the Fixed Account. However, no more than 25% may be allocated to the Fixed Account. Each allocation must be a multiple of 1% of the premium. The Subaccounts invest in corresponding funds ("Funds") of the Life Series Funds. Each Fund underlying the Subaccount is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in our sole discretion we may declare. Your Accumulation Value and Variable Death Benefit will fluctuate based on a number of factors including the performance of the Subaccounts you select and the proportion of your Accumulation Value which you allocate to the Fixed Account.

You may change your allocation of future additional premiums subject to certain limitations described later in this prospectus. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Accumulation Values (i.e., "transfers") are subject to certain conditions and restrictions described elsewhere in this prospectus.

Tax Benefits

Generally, under current tax law:

o any growth in the Policy's Accumulation Value is not subject to federal income tax until you withdraw it through a surrender or a Policy loan;

o the death benefit paid to your named beneficiary is generally free of federal income tax; and,

o reallocations among Subaccounts and/or the Fixed Account are not taxable events for purposes of federal income tax.

Access to Your Cash Value

The Policy provides you with access to part or all of your Accumulation Value through surrenders or Policy loans. A partial surrender, Policy loan or total surrender of a Policy is taxed as ordinary income to the extent that the Accumulation Value exceeds your basis in the Policy (i.e., on an "income first" basis). Tax penalties may also apply to surrenders and loans. Surrenders are also subject to surrender charges for up to nine years after premiums are invested. Certain exceptions apply to the Surrender Charges as described in this prospectus.

The Net Surrender Value of the Policy is payable on the Maturity Date (when the insured attains age 100) if the insured is still living and the Policy is in force. Upon maturity, the Policy terminates.

POLICY RISKS

Insurance Charges

Because of the insurance charges that we deduct each month (the "Monthly Deduction"), the Policy is not suitable for you unless you need life insurance. If you are solely seeking an investment offering tax-deferred growth potential, you should consider a different type of investment.

We have the right to increase our cost of insurance rates, including the rates on Policies that are already in force. We may not charge more, however, than the guaranteed maximum cost of insurance charge rates set forth in the Policy.

Surrender Charges

The Policy may also not be suitable if you plan to withdraw part or all of your Accumulation Value within the first nine years after purchasing it. As described later in this prospectus, there are Surrender Charges on surrenders in excess of the "Preferred Surrender Amount" in effect for up to nine years after a premium is paid. The Policy, therefore, involves a long-term commitment on your part. It should not be used as a short-term savings vehicle.

Investment Risks

The Policy is different from fixed-benefit life insurance, because you bear investment risks on that portion of the Policy's Accumulation Value that is allocated to the Subaccounts. The death benefit and Accumulation Value will fluctuate as a result of, among other things, the investment experience of the Subaccounts you select. Insufficient investment returns may cause your Accumulation Value to decrease. However, the Guaranteed Minimum Death Benefit is never reduced based on negative performance of the Subaccounts.

We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because you may allocate no more than 25% of your premiums to the Fixed Account, the Fixed Account does not eliminate investment risks. Although we may pay interest above the guaranteed rate, we have no contractual obligation to do so.

Limitations on Reallocations

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. We limit the number of reallocations that you may make each year.

Tax Consequences of Surrenders and Policy Loans

Partial surrenders, total surrenders and Policy loans are subject to federal income tax on an income-first basis to the extent your Accumulation Value exceeds your cost basis in a Policy. If you decide to take Policy loans, you should be aware that they may reduce the death benefit and Accumulation Value of your Policy whether or not you repay the loans because they may undermine the growth potential of your Policy.

A 10% federal tax penalty is generally imposed on the taxable portion of withdrawals and Policy loans prior to your attaining age 59-1/2. Therefore, you should not purchase a Policy if you have short-term investment objectives which would require you to surrender all or a portion of the Policy or take a Policy Loan, prior to reaching age 59 -1/2.

Risk of Lapse from Policy Loans

You should also be aware that a Policy loan could also cause a Policy to lapse if the loan balance exceeds the Surrender Value or if the Policy's Surrender Value (less any Policy loan and accrued interest thereon) is insufficient to pay a Monthly Deduction. This can happen, for example, as the result of poor performance of the Subaccounts selected, ongoing charges we deduct, or any partial surrenders that you make. Before a Policy lapses you will have a grace period within which to make a payment in an amount sufficient to prevent the lapse.

Risks of the Life Series Funds

You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

--------------------------------------------------------------------------------
FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges shown may not be representative of what you will pay, because some of them vary based on the insured's age, sex or underwriting class. Your Policy will be accompanied by an illustration based on your initial premium and initial Face Amount as determined by the insured's age, sex, and underwriting classification. That hypothetical illustration shows the potential future benefits using assumed rates of investment return and includes the effect of the specific charges applicable to your Policy.

The table below describes the transaction fees and expenses that you will pay at the time that you buy the Policy, make an additional premium payment, surrender the Policy, or transfer value between the Subaccounts.

-----------------------------------------------------------------------------------------------------------
Transaction Fees
-----------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted                          Amount Deducted
                                                                                (as a percentage of
                                                                                premiums surrendered)
-----------------------------------------------------------------------------------------------------------
Maximum Surrender              Upon total surrender or upon                     9.5% for premiums
Charge (1)                     partial surrender in excess of the               surrendered during year 1.
                               Preferred Surrender Amount
-----------------------------------------------------------------------------------------------------------
Other Surrender Fees           On each Partial Surrender                        $ 25.00
-----------------------------------------------------------------------------------------------------------
Transfer Fees                  On transfers in excess of 4 per                  $ 10.00
                               Policy year, excluding transfers made under the
                               Systematic Transfer Option or the Automated
                               Subaccount Reallocation Option*
-----------------------------------------------------------------------------------------------------------

(1) The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. See the Surrender Charge section of this prospectus for complete information on Surrender Charges.

* Although we do not currently charge a fee in connection with these systematic and automatic options, we reserve the right in the future to do so.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from your Policy's Accumulation Value. The minimum charge indicated is based on the lowest rate for our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our standard underwriting class (unless otherwise specified) up to our maximum issue age for this class.

-----------------------------------------------------------------------------------------------------------
Periodic Charges Other Than Fund Operating Expenses

Charge             When Charge             Current Amount               Maximum Amount
                   is Deducted             We Deduct                    We Can Deduct
-----------------------------------------------------------------------------------------------------------
Cost of            Monthly                 Minimum: 0.00% of            Minimum: $0.057 per $1,000 on
Insurance (1)                              Accumulation Value.          the net amount at risk (NAR).
                   (at Policy's Issue
                   Date and on the
                   first                   Maximum: 0.19% of            Maximum: $83.333 per $1,000
                   day of each Policy      Accumulation Value.          on the NAR.
                   month thereafter)
                                           Representative insured(2)    Representative insured:(2)
                                           0.06% of Accumulation        $ 0.685 per $1,000 on the NAR(4).
                                           Value.
-----------------------------------------------------------------------------------------------------------
Separate           Monthly                 Effective annual rate of     Same as Current Amount.
Account Charge     (at Policy's Issue      1.75% of Your
                   Date and on the         Subaccounts' Accumulation
                   first                   Value.
                   day of each Policy
                   month thereafter)
-----------------------------------------------------------------------------------------------------------
Policy Loan        Policy Anniversary      Effective Annual rate of 6%  Same as Current Amount.
Interest                                   of the outstanding loan(3).
-----------------------------------------------------------------------------------------------------------
Income Tax         Not charged             None deducted.               See Footnote(5).
Charge
-----------------------------------------------------------------------------------------------------------

(1) The amount of this charge is determined by the cost of insurance rates applicable to your Policy based upon the insured's age, sex, and underwriting classification, as well as your Accumulation Value (for current charges) at the time of the deduction or the net amount of insurance that is at risk (for maximum charges). We show the rates for standard risk insureds. The rates for special class (high risk insureds) may be higher. For these reasons, the charges disclosed above may not be representative of the charges you will actually pay. You may obtain more information about the charges you will incur by contacting your registered representative.

(2) Our representative insured is a male, age 55 at the time the Policy is issued, and is in our standard non-tobacco underwriting class. The charge indicated is the rate we deduct for the first year cost of insurance charge.

(3) Because we transfer from the Separate Account to the Loan Account in our General Account an amount equal to the amount of the loan, while the loan is unpaid, we credit your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to you is 2% on any Policy Loan.

(4) NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.

(5) We reserve the right to impose this charge if we incur taxes attributable to Separate Account E.

The next table describes the range of fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, before and after any contractual fee waivers as of December 31, 2005. These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the attached Life Series Funds prospectus.

--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (1)
(Expenses that are a percentage of and deducted from Fund assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Minimum        Maximum
Gross Annual Fund Operating Expenses                      0.85%          1.09%
(Before contractual fee waivers)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (2)                    0.70%           .99%
(After contractual fee waivers)
--------------------------------------------------------------------------------

(1) Fund expenses set forth in this table reflect management fees and other operating expenses.

(2) The fee waivers reflected above will continue to May 1, 2007 by contractual agreement with the investment adviser to the Funds.

--------------------------------------------------------------------------------
DESCRIPTION OF THE POLICY
--------------------------------------------------------------------------------

Who We Are and How to Contact us

First Investors Life

First Investors Life Insurance Company, with its home office located at 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuity policies. First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include:

o     First Investors Corporation ("FIC"), the distributor of the Policies;

o First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and

o     Administrative Data Management Corp., the transfer agent for Life Series
      Funds.

Kathryn Head and members of her family control FICC and, therefore, control First Investors Life and the other companies which are owned by FICC.

How to Contact Us

For information or service concerning a Policy, you can contact us in writing at our Administrative Office located at Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818. You can call us at 1-800-832-7783 between the hours of 9:00 AM and 6:00 PM, Eastern Time, or fax us at 1-732-510-4209. You can also contact us through our Website at www.firstinvestors.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that you make, as well as any other documentation that we require for any purpose in connection with your Policy, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been "received" by us until we have received it, as well as any related items that we require, all in complete and good order -- i.e., in form and substance acceptable to us at our Administrative Office.

To meet our requirements for processing transactions, we may require that you use our forms.

We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account E

We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account E from our general account assets (the "General Account"). The assets of Separate Account E fall into two categories: (1) assets equal to our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges we have deducted under the Policies. We cannot use the assets in our Separate Account to satisfy any of our other obligations. However, the assets we derive from our fees or charges do not support the Policies, and we expect to transfer these assets to our General Account. Before making such a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E.

Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the Life Series Funds at the net asset value. We own the shares of the underlying Funds, not you.

Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value.

Accordingly, we do not expect to pay out any such distributions to you.

The Fixed Account

The Fixed Account is not part of Separate Account E. It is part of our General Account. The General Account consists of all assets owned by us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account are subject to the claims of our general creditors and can be invested as we choose, subject to certain legal requirements. We guarantee that any assets that you choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%.

We may, but are not required to, declare interest in excess of this rate ("excess interest"). In the event that we declare excess interest, we are not required to guarantee that it will remain in effect for any specific period of time. Therefore, we may reduce or eliminate such excess interest at any time without prior notice to you.

You do not share in any gains or losses that we experience in the Fixed Account or our General Account. We bear the entire risk that the investments in our General Account may not achieve the minimum guaranteed or declared rates of return.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the Investment Company Act of 1940. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.

Life Series Funds

The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Funds consists of 14 separate series ("Funds"), 13 of which are available to Policyowners of Separate Account E. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by First Investors Life.

Each of the Funds reserves the right to offer its shares to other separate accounts or directly to us.

Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 95 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds and have retained Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund.

You bear the entire investment risk of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus.

--------------------------------------------------------------------------------
Fund                                    Investment Objective
--------------------------------------------------------------------------------
Blue Chip Fund                          High total investment return.
--------------------------------------------------------------------------------
Cash                                    Management Fund High rate of current
                                        income consistent with the preservation
                                        of capital and maintenance of liquidity.
--------------------------------------------------------------------------------
Discovery Fund                          Long-term growth of capital.
--------------------------------------------------------------------------------
Focused Equity Fund                     Capital appreciation.
--------------------------------------------------------------------------------
Government Fund                         A significant level of current income
                                        which is consistent with security and
                                        liquidity of principal.
--------------------------------------------------------------------------------
Growth Fund                             Long-term capital appreciation.
--------------------------------------------------------------------------------
High Yield Fund                         High current income and, secondarily,
                                        capital appreciation.
--------------------------------------------------------------------------------
International Securities Fund           Long-term capital growth and,
                                        secondarily, reasonable level of current
                                        income.
--------------------------------------------------------------------------------
Investment Grade Fund                   A maximum level of income consistent
                                        with investment in investment grade debt
                                        securities.
--------------------------------------------------------------------------------
Target Maturity 2007 Fund               A predictable compounded investment
                                        return for those who hold their Fund
                                        shares until the Fund's maturity,
                                        consistent with preservation of capital.
--------------------------------------------------------------------------------
Target Maturity 2010 Fund               A predictable compounded investment
                                        return for those who hold their Fund
                                        shares until the Fund's maturity,
                                        consistent with preservation of capital.
--------------------------------------------------------------------------------
Target Maturity 2015 Fund               A predictable compounded investment
                                        return for those who hold their Fund
                                        shares until the Fund's maturity,
                                        consistent with preservation of capital.
--------------------------------------------------------------------------------
Value Fund                              Total return.
--------------------------------------------------------------------------------

How The Policy Works

The Policy is described as "variable" because the amount of your death benefit, Accumulation Value and loan value (the amount you can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) you select. You bear the entire investment risk with respect to the Policy's Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy's Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest).

The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.

Policy Application Process

To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before approving an application, we conduct "underwriting" to determine the designated insured's insurability and underwriting (insurance risk) classification.

If your application is approved, we will credit your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the "Issue Date"). Until such time, your initial premium is held, without earning interest, in our General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any application or premium for any reason.

The insured is covered under the Policy as of the Policy's issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied.

The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the insured unless you decide to surrender it.

The portion of your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.

We value Accumulation Units as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern Time) each day that the NYSE is open ("Business Day").

Your Initial Premium

The initial premium you pay is determined by the initial Face Amount of insurance and the insured's age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, we take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to us from the Policies.

Optional Additional Premiums

Once each Policy Year, you may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by an additional premium payment, (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount Limitation of two times the initial Face Amount of the Policy.

Each additional premium purchases additional Face Amount of insurance at rates based on the insured's attained age at the time of the payment, and the insured's sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium.

We may request that you provide evidence of insurability satisfactory to us and we may limit or reject any additional premium paid. We will determine if we require such evidence and send you notice with all documents and other requirements within 15 days of our receiving the additional premium.

If you have a loan balance, we apply payments we receive from you first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium.

Amounts we receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.

Allocation of Premiums to Investment Options

When you purchase a Policy, you select the percentage allocation of your premium to the Subaccounts of Separate Account E and the Fixed Account.

Your allocations are subject to the following constraints:

1.    allocation percentages must be in whole numbers;

2.    allocation percentages must add to 100%; and

3.    the allocation percentage for the Fixed Account may not exceed 25%.

On the Issue Date of your Policy, the portion of the initial premium you designated for the Subaccounts will be allocated to the Cash Management Subaccount for a period of 20 days. The portion of the initial premium you designated for the Fixed Account will be allocated to the Fixed Account. On the 21st day, the Accumulation Value in the Cash Management subaccount will be reallocated to the Subaccounts you designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day.

A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under "Automated Subaccount Reallocation Option" for additional information.

The initial premium is credited to your Policy on the Policy's issue date. Subsequent additional premiums (if any) that you allocate to a Subaccount are credited to your Policy based on the Subaccount's Unit value that is computed as of the end of the later of the Business Day on which we receive the payment or the Business Day that we receive any satisfactory evidence of insurability which we may require. If we receive the later of these after the end of a Business Day, the unit value computed as of the end of the next Business Day will be used.

Reallocating Among Investment Options

Subject to the restrictions discussed below, you may change the allocation of your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, participation in our Systematic Transfer Option or participation in our Automated Subaccount Reallocation option.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing us with written notice of your request. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.

The minimum transfer amount you may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 25%. The "Unloaned Accumulation Value" is the Policy's total Accumulation Value, excluding any amount that is being held in the Policy's Loan Account as a result of any loans you have taken from the Policy.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see "Charges and Expenses"). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount, transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.

A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option.

Request for transfers are processed as of the Business Day we receive them, as described in "Policy Transactions". We may defer transfers under the conditions described under "Payment and Deferment".

Systematic Transfer Option

You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the "originating Account(s)") to any one or more other Subaccounts (the "receiving Account(s)") at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date we receive your request.

Transfers under this option may not be designated either to or from the Fixed Account.

The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The systematic transfer option will terminate as to an originating Account if and when the Accumulation value in that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option.

Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the Section, "Transfer of Accumulation Value" above). However, we may impose a charge in the future for this option. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted.

We may terminate this option or modify our rules governing this option at our discretion by giving you 31 days written notice.

Automated Subaccount Reallocation Option

If you request, we will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which we receive your request.

Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

      1. the allocation percentage you have specified for that Subaccount; divided by

      2. the sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in your Premium Allocation percentages are reflected in the next quarterly reallocation following the change.

The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under "Transfer of Accumulation Value" in this Section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, we may impose a charge for this option in the future.

A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently reelect this option by making a request in the manner described above.

We may terminate this option or modify our rules governing this option by giving you 31 days written notice.

What are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-Month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations.

We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing. We also will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests.

As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds' policies, it is our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit

The death benefit is the amount we pay to the named beneficiary upon the death of the insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below; and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.

Generally, we pay the death benefit within seven days after we receive all claim requirements at our Administrative Office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit. The interest rate is guaranteed to be at least 2-1/2% but may be increased.

If the Policy's death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the insured's death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the insured's death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at our Administrative Office in a form acceptable to us. The settlement options are described later in this prospectus.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit on the issue date of your Policy is equal to the initial premium.

Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.

Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See "Reinstatement" for additional information.

Variable Death Benefit

The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below.

Because the Variable Death Benefit is based in part on the amount of a Policy's Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases your Policy's Accumulation Value (such as additional premiums that you pay or favorable returns from the investment options you select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases your Policy's Accumulation Value (such as partial surrender, poor performance in the investment options you select, or the charges and expenses to which your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.

The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one year intervals, "interpolated" numbers are used to reflect the actual time during the Policy Year when an insured dies.) Also, the value shown in the illustration that you receive with your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under your Policy. If you wish further information, please contact your First Investors representative.

The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the insured's sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality Table for the insured's sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger insured than for an otherwise older insured, lower for a female insured than for an otherwise comparable male insured, and lower for an insured who does not use tobacco than for an insured who does. If the insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the insured's age increases. This means that each year that your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy's Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in your Policy's Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in your Policy's Accumulation Value over time.

The following example illustrates how the Variable Death Benefit is calculated. For this example, we use a male insured, age 55, standard non-tobacco issue, on the Policy's Issue Date and assume a constant 10% hypothetical gross annual investment return (corresponding to a constant net investment return of approximately 9.05% after deducting an average of 0.95%(1) for net Fund operating expenses).

-----------------------------------------------------------------------------------------------
Calculation of Variable Death Benefit at End of Policy Year(2)

                                                                         Year 6        Year 12
-----------------------------------------------------------------------------------------------
(1) Variable Death Benefit End of Prior Month                       $    67,969    $    87,003
-----------------------------------------------------------------------------------------------
(2) Accumulation Value at End of Prior Month                        $ 36,031.83    $ 53,648.48
-----------------------------------------------------------------------------------------------
(3) Cost of Insurance Rate                                                .0006          .0006
-----------------------------------------------------------------------------------------------
(4) Cost of Insurance (2) x (3)                                     $     21.62    $     32.19
-----------------------------------------------------------------------------------------------
(5) Accumulation Value less Cost of Insurance (2) - (4)             $ 36,010.21    $ 53,616.29
-----------------------------------------------------------------------------------------------
(6) Separate Account Charge (5) x .00147016                         $     52.94    $     78.82
-----------------------------------------------------------------------------------------------
(7) Net Accumulation Value (5) - (6)                                $ 35,957.27    $ 53,537.47
-----------------------------------------------------------------------------------------------
(8) Investment Earnings (7) X .00724582                             $    260.54    $    387.92
-----------------------------------------------------------------------------------------------
(9) Accumulation Value at End of Current Year (7) + (8)             $ 36,217.81    $ 53,925.39
-----------------------------------------------------------------------------------------------
(10) Net Single Premium at End of Current Year                          .531335        .617865
-----------------------------------------------------------------------------------------------
(11) Variable Death Benefit at End of Year (9) / (10)               $ 68,163.79    $    87,277
-----------------------------------------------------------------------------------------------

(1) Net fund operating expenses are equal to an investment advisory fee of 0.75% of each Fund's average daily net assets and assumed other expenses of 0.20% of each Fund's average daily net assets. The assumed other expenses of 0.20% exceed the arithmetic average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than 0.20%. For example, as of December 31, 2005, International Securities Fund had "other" expenses of 0.24%, the Cash Management Fund had "other" expenses of 0.34%, the Focused Equity Fund had "other" expenses of 0.24% and the Government Fund had "other" expenses of 0.21%.

(2) This example is solely for the purpose of illustrating how certain aspects of the Policy function. It is not an illustration or representation of actual results that may be expected under any particular Policy.

Accumulation Value

Determining Your Accumulation Value

The Accumulation Value you have in your Policy varies daily depending on, among other things, the investment experience of the Subaccounts you have selected and the proportion of your Accumulation Value which you have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.

Fixed Account Accumulation Value

On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month, that is allocated to the Fixed Account.

The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.    The Fixed Account Accumulation Value on the previous Monthly Deduction
      Date;

      Plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:

2.    any additional premiums allocated to the Fixed Account;

3. any transfers into the Fixed Account, including transfers due to the repayment of a loan;

4.    interest accrued on the Fixed Account Accumulation Value;

      less the sum of the following transactions that have occurred since the last Monthly Deduction Date;

1. the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;

2. any transfers out of the Fixed Account, including transfers due to the making of a loan; and

3.    any partial surrenders allocated to the Fixed Account.

Loan Account Accumulation Value

If you have not taken any Policy loans, your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of your loan(s) minus any loan repayments. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.

Subaccount Accumulation Value

The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount's unit value. Amounts you allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as "Policy Transactions". These Policy

Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.

The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount's unit value on the date of the Policy transaction.

Unit values are determined as of the end of each Business Day. The unit values that apply to a Policy transaction made on a Business Day are the unit values as of the end of that day. If we receive your request or other documentation for a transaction after the end of a Business Day, it is processed based on the unit values as of the end of the next Business Day.

The unit value of a Subaccount on any Business Day is equal to the unit value on the previous Business Day, multiplied by the net investment factor for that Business Day.

The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:

(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes charged by us; and

(b) is the net asset value per share of the designated portfolio of the Fund on the previous Business Day.

The net asset value of a Fund's shares is the value reported to us by the Fund's investment advisor.

Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any Policy month is calculated.

For this example, we use a male insured, age 55, standard, non-tobacco issue on the Policy's Issue Date and we assume a constant 10% hypothetical gross annual investment return (corresponding to a constant net investment return of approximately 9.05% after deducting an average of 0.95%(1) for net fund operating expenses). In this case, the Accumulation Value for the end of Policy year 6, month 11 would increase to the amount we show for the end of Policy year 6 for the Policy, as follows(2):

--------------------------------------------------------------------------------
(1) Accumulation Value at End of Prior Month                         $36,031.83
--------------------------------------------------------------------------------
(2) Cost of Insurance Rate                                                .0006
--------------------------------------------------------------------------------
(3) Cost of Insurance (1) x (2)                                      $    21.62
--------------------------------------------------------------------------------
(4) Accumulation Value less Cost of Insurance (1) - (3)              $36,010.21
--------------------------------------------------------------------------------
(5) Separate Account Charge (4) x .00147016                          $    52.94
--------------------------------------------------------------------------------
(6) Net Accumulation Value (4) - (5)                                 $35,957.27
--------------------------------------------------------------------------------
(7) Investment Earnings (6) X .00724582                              $   260.54
--------------------------------------------------------------------------------
(8) Accumulation Value at End of Current Year (7) + (6)              $36,217.81
--------------------------------------------------------------------------------

(1) Net fund operating expenses are equal to an investment advisory fee of 0.75% of each Fund's average daily net assets and assumed other expenses of 0.20% of each Fund's average daily net assets. The assumed other expenses of 0.20% exceed the arithmetic average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than 0.20%. For example, as of December 31, 2005, International Securities Fund had "other" expenses of 0.24%, the Cash Management Fund had "other" expenses of 0.34%, the Focused Equity Fund had "other" expenses of 0.24% and the Government Fund had "other" expenses of 0.21%.

(2) This example is solely for the purpose of illustrating how certain aspects of the Policy function. It is not an illustration or representation of actual results that may be expected under any particular Policy.

The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of your Accumulation Value allocated to the Subaccounts.

Deduction of Cost of Insurance Protection from Accumulation Value

Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit.

We determine the current Cost of Insurance Charge by multiplying the Policy's total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy's Net Amount at Risk, as discussed below. This could enable us to deduct more cost of insurance charges than would our current method.

We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.

Regardless of what method we use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction.

The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 Commissioners' Standard Ordinary Mortality Table for the sex and smoking status of the insured.

We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If we make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form. We will not change the Cost of Insurance rates because of any change in the insured's health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates during each year when that Policy is outstanding. Also, the values shown in the illustration that you receive with your Policy will reflect the operation of the cost of insurance rates under the

Policy, both on a current charge basis and a guaranteed maximum charge basis. If you wish further information, please contact your First Investors representative.

We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.

Total Surrenders

You can surrender the Policy for its Net Surrender Value at any time while the insured is living. The Policy's Net Surrender Value is its Accumulation Value, less the amount of any Applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. A total surrender is effective on the Business Day that we receive both the Policy and a written request at our Administrative Office. We calculate the amount of the Surrender Charge as explained in the "CHARGES AND EXPENSES" section of this prospectus.

The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule.

You may elect to receive your surrender value:

1.    paid to you in one sum; or

2.    applied under a settlement option you elect.

We may defer sending the surrender amount under the conditions described in "Payment and Deferment".

Partial Surrender of Accumulation Value

After the Policy has been in force for one year, you can take Partial Surrenders. The Partial Surrender will be effective on the Business Day we receive your request. The minimum Partial Surrender amount is $500. The maximum Partial Surrender amount is the Policy's Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of Partial Surrenders to three per year.

The amount of the partial surrender is deducted from the Policy's Accumulation Value. Unless you instruct us otherwise, we withdraw the Partial Surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts.

The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under "CHARGES AND EXPENSES".

The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.

We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three.

We will usually pay the surrender value within seven days. However, we may delay payment under certain circumstances described under "Payment and Deferment".

You should be aware that any full or partial surrender will have tax consequences. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans

You may borrow from the Accumulation Value of your Policy. Because this Policy is generally a Modified Endowment Contract under the tax code, Policy loans can have tax consequences. Therefore, you should consult a tax advisor before taking a loan.

You may borrow up to 75% of the surrender value during the first three Policy years, or 90% of the surrender value after the first three Policy years. Your Policy is assigned to us as sole security. (The "Surrender Value" is the Accumulation Value, less any then-applicable surrender charge.)

If your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the surrender value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.

The smallest loan that may be made is $500, or the loan amount available, if less.

A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less.

If you have a loan balance, we apply any amount we receive from you first to repay any loan balance with any excess applied as an additional premium.

We may defer loan proceeds under certain conditions described under "Payment and Deferment".

Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year.

When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account.

Conversely, when a loan repayment is made, a portion of the Accumulation

Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.

On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made.

Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating Accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the surrender value and the Variable Death Benefit, whether or not repaid in whole or in part.

Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each.

Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect.

We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that we pay or from the amount applied to a settlement option.

If on any Monthly Deduction Date, your outstanding loan with accrued interest ever equals or exceeds the Policy's surrender value, we mail notice of such event (called a default) to you and any assignee, provided we have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if you make the required payment referred to below under "Grace Period" within that 61-day period.

Settlement Options

Upon death of the Insured or total surrender, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. First Investors Life may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Tax consequences may vary depending on the settlement option chosen. You should consult a tax advisor prior to selecting a settlement option. The settlement options are as follows:

Proceeds Left at Interest

Proceeds left with us to accumulate for any period agreed on, with interest payable at a rate of 2-1/2% per year, which may be increased by additional interest, in our sole discretion.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2-1/2% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within our discretion.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2-1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within our discretion.

Life Income, Guaranteed Period

Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Whether any such additional interest would be paid would be solely within our discretion.

Life Income, Guaranteed Return

The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

The terms and conditions of the payment options are described in more detail in the Policy. Also, we may make other payment options available in our sole discretion. When a payment option goes into effect, we will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from your First Investors representative.

OTHER PROVISIONS

Age and Sex

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the insured's age are to the "issue age" set forth in the Policy, plus the number of complete years elapsed since the Policy's issue date.

Ownership

You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy Transactions processed by us prior to us receiving notice of the change of ownership will not be affected.

We will send all communications to the last address we have on record for the Owner. Therefore, you should send us notice of any change in your address.

If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to "you" and "your" refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.

Assignment

You may assign ownership rights under your Policy from yourself to someone else. However, the Assignment is not binding on us unless it is in writing and filed with us at our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the Assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the entity, person or persons you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation during the insured's lifetime. A change in Beneficiary will take effect on the date the request is signed by you. However, any Policy Transactions processed by us prior to our receiving notice of the change of Beneficiary will not be affected.

If a Beneficiary dies while the insured is still living that Beneficiary's interest will pass to any remaining Beneficiary, unless you make a new Beneficiary designation. If no Beneficiary is living at the time an insured dies, the death proceeds will be paid to you or, if you are deceased, to your estate.

Right to Examine

You have a period of time to review your Policy and cancel it for a return of the premium paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our Administrative Office.

Default

If your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net surrender value. We will send you a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under "Grace Period" below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the insured's continuing insurability. See "Reinstatement".

If your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net surrender value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy's Accumulation Value is maintained as negative values and the Policy's Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that you pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.

Guaranteed Paid-Up Insurance Option

You have the option to elect Guaranteed Paid-Up Insurance by giving notice to us. You will no longer have the option to pay any additional premiums.

We calculate the amount of Guaranteed Paid-Up Insurance using the net surrender value of your Policy as a net single premium based on the age of the insured at the time you elect this option.

You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the surrender value of this Policy as a net single premium as described above.

When you elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to our General Account. Subsequently, your insurance benefits will not vary with the investment return.

Once you elect this option, you can surrender your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender Charges will not apply. Your surrender request is effective on the date we receive your notice and the Policy.

Exchange Privilege

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy that we issue on the insured's life. The exchange privilege is available:

 o within the first 18 months after the Policy's issue date, or

 o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date. You may elect a universal life policy or any other plan available on the issue date of the original Policy such as we determine.

In some cases, we may adjust the cash value on exchanges. The adjustment equals the Policy's surrender value minus the new policy's surrender value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Administrative Office.

Grace Period

Within 30 days following Default, we will notify you of the amount required to prevent termination of your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless we receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.

To continue your Policy in force, you will be required to pay the amount equal to the estimated amount needed to keep your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.

Incontestability

We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the insured for two years from the effective date of the increase.

Changes to the Policy

We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law. In particular, we can make any change or take any action we deem necessary in order for a Policy to continue to be treated as life insurance for Federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy's schedule of net single premiums per dollar amount of insurance, requiring you to pay additional premiums, or making distributions to you from the Policy.

We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under your Policy. We may also make changes in, combine or reorganize, any of the subaccounts. We may also replace any Fund with any other Fund of the Life Series Funds or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.

It is not possible to foresee all of the reasons why we might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund or of the Life Series Funds; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser;

and achieving administrative efficiencies that may benefit us or Policyowners.

We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy, as a result, may differ, from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document. We offer the Policy in most states. Check with your First Investors representative regarding availability in your state. The Policy is offered continuously. Although we do not anticipate discontinuing the offer of the Policy, we reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, partial or full surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment:

1.    if a recent payment that you made by check has not yet cleared the bank;

2. if we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists; or

3. for such other periods as the SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, we may defer the payment of the full or partial surrender value or loan proceeds for up to six months. If we postpone the payment more than 10 days, we pay interest at a rate of not less than 2.5% per year on the surrender value. We pay the interest from the date of surrender to the date we make payment.

Non-Participating Policy

This Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of First Investors Life Insurance Company.

Policy Months, Years and Anniversaries

We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which we approve the application. Each Policy year commences on the anniversary of the date of issue.

Reinstatement

You may reinstate a Policy that you did not surrender for its surrender value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if you previously elected the Guaranteed Paid Up Insurance Option. The conditions that you must meet to reinstate a Policy, and the amounts that you have to pay, are set forth in the Policy.

We have two years from the effective date of reinstatement to contest the truth of statements or representations in your application for reinstatement.

Suicide

If the insured commits suicide within two years from the Policy's issue date, our liability is limited to all premiums paid, less any indebtedness.

If the insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:

1. the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and

2. the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.

Valuation of Assets

We determine the unit values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the unit values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.

Processing Transactions

Generally, your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day we receive them, if we receive them before the close of business on that day (generally 4 p.m. Eastern Time) in a manner meeting our requirements. Otherwise, they will be processed on the next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

CHARGES AND EXPENSES

We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your Policy, we will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee.

The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by us for any purpose, including a purpose for which another charge is imposed, or retained by us as a profit.

Transaction Fees

We charge fees for certain transactions as indicated below. Transfer Fee. We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Partial Surrender Fee. We charge a $25 fee to process each partial surrender.

Surrender Charge

We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount.

The Preferred Surrender Amount is equal to the greater of (a) or (b), where:

(a) is equal to:

1.    the Accumulation Value on the date of any full or partial surrender;

less

2. the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and,

(b) is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any Partial Surrenders previously made in the same Policy Year.

The surrender charge is a percentage of the surrender that exceeds the Preferred Surrender Amount ("the Adjusted Surrender Amount"). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the insured on the date of the premium payment as shown in the table below.

-----------------------------------------------------------------------------------------------------------
    Number of                                  Insured's Age on Date of
   Years from                                      Premium Payment
    Effective
    Date of
   Premium to
     Date of           Ages         Ages              Ages            Ages          Ages         Ages
    Surrender          0-49        50-59             60-69           70-80         81-85        86-95
-----------------------------------------------------------------------------------------------------------
   Less than 1          9.5%         8.5%              7.0%            6.0%          5.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       1-2              8.0%         7.0%              6.0%            4.5%          4.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       2-3              7.0%         6.0%              5.0%            4.0%          3.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       3-4              6.0%         5.0%              4.0%            3.0%          2.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       4-5              5.0%         4.0%              3.0%            2.0%          1.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       5-6              4.0%         3.0%              2.0%            1.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       6-7              3.0%         2.0%              1.0%            0.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       7-8              2.0%         1.0%              0.0%            0.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------
       8-9              1.0%         0.0%              0.0%            0.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------
   More than 9          0.0%         0.0%              0.0%            0.0%          0.0%         0.0%
-----------------------------------------------------------------------------------------------------------

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect.

A partial surrender reduces your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.

Periodic Charges Deducted from the Subaccount Value

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy's Net Amount at Risk. This Cost of Insurance Rate is based upon your age, sex and underwriting classification. (See "Deduction of Cost of Insurance Protection from Accumulation Value"). We expect to make a profit from this charge.

Our minimum and maximum current cost of insurance rates, as well as the rate for our representative insured as a percentage of the Accumulation Value are:

o     minimum: 0.00%;

o     maximum: 0.19%;

o     standard case: 0.06%.

The representative insured referred to above is a male, age 55 at the Policy issue date, and in our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.

Separate Account Charge

We deduct from the Subaccount assets attributable to your Policy a monthly charge to defray administrative and sales expenses and to compensate us for certain mortality and expense risks that we assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough from premiums and other charges to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated and based our other charges on.

Policy Loan Interest

If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.

Income Tax Charge

We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account E. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to your Policy, you bear these charges indirectly. These expenses vary as among the Funds and vary over time. The highest and lowest gross annual Fund operating expenses as of December 31, 2005 were 0.85% and 1.09%, respectively. Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date. If a Monthly Deduction Date is not a Business Day, the Policy's monthly deduction will be made as of the end of the next Business Day.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively.

The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, you should consult a qualified tax adviser. We strongly recommend that you obtain such advice prior to taking any such action.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of

Section 817(h) of the Code. Consequently:

o the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

o the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and

o transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

We have designed the Policy to be a Modified Endowment Contract ("MEC") for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a "Policy transaction") by you is taxable to you to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59 -1/2, a 10% penalty tax will also apply, to any such taxable amounts, unless you qualify for one of the exceptions.

A Policy that is classified as a MEC continues to be a life insurance Policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include not only partial and full surrenders but also Policy loans. Thus, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59 -1/2 are subject to an additional 10% penalty.

If a policy is a MEC, any policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one policy under the MEC rules.

It is possible that a policy that is issued in exchange for another insurance policy that is not a MEC will not be treated as a MEC. If you are considering such an exchange, you should first consult with your tax counsel concerning the tax treatment of such a policy.

Whether or not a policy is a MEC, if the policy lapses after a Grace Period, the amount of any loan balance that you do not repay will, for federal income tax purposes, be treated as a distribution to you. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a policy.

Tax Withholding

Regardless of whether or not a policy is a MEC, whenever there is a taxable distribution from a policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax if you so request in writing, before the payment date. However, in such event, you are responsible for any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex and changing nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently there is a credit that shelters different amounts of your assets from estate tax and gift tax. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") gradually increases the credit for estate tax purposes until 2009. That Act repeals the estate tax entirely in 2010, but reinstates it in 2011. Thus, it is difficult to predict the impact of estate taxes in the long-term. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if
(i) the insured and the Policyowner are the same or (ii) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The EGTRRA increases the exemption for the generation skipping tax and repeals the GSTT in 2010, but it reinstates the GSTT in 2011 unless Congress acts to continue the repeal. It is therefore difficult to predict the future impact of the GSTT.

Certain Other Tax Issues

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts. In order for the Policies to be treated as life insurance for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations. The investment adviser of the Funds monitors their portfolios to ensure that the diversification requirements are met.

Each of the Life Series Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for a series of the Life Series Funds. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types or purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could as a result also cease to be taxed as life insurance.

If your Policy were to ever fail to qualify for taxation as life insurance as discussed above, you would generally be subject to current federal income taxes on in any income and gains of the Subaccounts in which you have Accumulation Value, and the Policy's death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner's control of the investments of the Separate Account may cause the Policyowner, rather than us, to be treated as the owner of the assets in the Separate Account for tax purposes, which would result in the current taxation of the income on those assets to the Policyowner. Based upon current IRS guidance, we do not believe that the ownership rights of a Policyowner under a Policy would result in the Policyowner's being treated as the owner of the assets of the Policy. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.

Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the policy.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Voting Rights

Because the Life Series Funds is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund such shareholders meeting as follows:

o shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no other shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy's Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

Reports

At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

The financial statements of First Investors Life are in the Statement of Additional Information that is referred to on the back cover of this prospectus.

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We have filed a Statement of Additional Information ("SAI"), dated May 1, 2006 with the Securities and Exchange Commission. The SAI contains additional information about First Investors Life and Separate Account E. We incorporate the SAI by reference into this prospectus. You can get a free SAI and other information by contacting us at First Investors Life Insurance Company, Raritan Plaza 1, Edison NJ 08837 or calling us toll free at 1-800-832-7783 or by visiting our website www.firstinvestorslife.com. You can review and copy documents (including reports and the SAI pertaining to Separate Account E) at the Public Reference room of the SEC in Washington, D.C. You can also obtain copies of documents relating to Separate Account E after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only version of documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

SEC file number: 811-21742

                      This page intentionally left blank.

             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                                     THROUGH

                     FIRST INVESTORS LIFE SEPARATE ACCOUNT E

              Statement of Additional Information dated May 1, 2006

      This Statement of Additional Information ("SAI") supplements the information in the Prospectus for the individual Modified Single Premium Variable Life Insurance Policy offered by First Investors Life Insurance Company through First Investors Life Separate Account E. This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Policy dated May 1, 2006. The Prospectus for the Policy may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Description ........................................................   2
Services ...................................................................   3
Other Information ..........................................................   3
Valuation Information ......................................................   4
Relevance of Financial Statements ..........................................   5
Appendix ...................................................................   6
Financial Statements .......................................................   7

                               GENERAL DESCRIPTION

First Investors Life Insurance Company.

The following chart provides information about the Officers and Directors of First Investors Life.

--------------------------------------------------------------------------------
Name                   FIL Office          Principal Occupation for Last Five
                                           Years
--------------------------------------------------------------------------------
Jay G. Baris           Director            Partner, Kramer Levin Naftalis &
                                           Frankel LLP, New York, Attorneys;
                                           Secretary and Counsel, First
                                           Investors Federal Savings Bank, New
                                           Jersey.
--------------------------------------------------------------------------------
Carol Lerner Brown     Secretary           Assistant Secretary, FIC;
                                           Secretary, FIMCO and FICC.
--------------------------------------------------------------------------------
Glenn T. Dallas        Director            Retired since April 1996.
--------------------------------------------------------------------------------
William H. Drinkwater  Director, Senior    Senior Vice President and Chief
                       Vice President      Actuary, FIL since August 2003;
                       and Chief Actuary   President January 2000 - August
                                           2003, FIL; First Vice President and
                                           Chief Actuary, FIL, prior thereto.
--------------------------------------------------------------------------------
Lawrence M. Falcon     Senior Vice         Senior Vice President and
                       President and       Comptroller, FIL.
                       Comptroller
--------------------------------------------------------------------------------
Robert Flanagan        Vice President      Vice President FIL since June 2001;
                                           President, FIC; Senior Vice
                                           President FIC 2000-2001; Vice
                                           President FICC since June 1997.
--------------------------------------------------------------------------------
Richard H. Gaebler     Director            Retired January, 2000.
--------------------------------------------------------------------------------
Kathryn S. Head        Chairman and        Chairman, President and Director,
                       Director            FICC, FIMCO and ADM; Chairman, CEO
                                           and Director, FIC; Chairman and
                                           Director, First Investors Federal
                                           Savings Bank.
--------------------------------------------------------------------------------
Scott Hodes            Director            Partner, Bryan Cave LLP, Chicago,
                                           Illinois, Partner, McGuire, Woods,
                                           Ross & Hardies until 2003.
--------------------------------------------------------------------------------
Mary Jane W. Kruzan    Director            Retired.
--------------------------------------------------------------------------------
William M. Lipkus      Vice President      Chief Financial Officer, FIC since
                       and Chief           December 1997 and, FICC since June
                       Financial Officer   1997; Vice President, FIL since May
                                           1996; Chief Financial Officer since
                                           May 1998; Chief Accounting Officer
                                           since June 1992.
--------------------------------------------------------------------------------
Jackson Ream           Director            Retired since January 1999; Senior
                                           Vice President, Bank of America,
                                           NA, Dallas, Texas, prior thereto.
--------------------------------------------------------------------------------
Nelson Schaenen Jr.    Director            Retired since January 2002;
                                           Partner, Weiss, Peck & Greer, New
                                           York, Investment Managers, prior
                                           thereto.
--------------------------------------------------------------------------------
Carol E. Springsteen   President and       President and Director, FIL; Vice
                       Director            President, Individual Policy
                                           Services, New York Life Insurance
                                           Company until August, 2003.
--------------------------------------------------------------------------------
John T. Sullivan       Director            Director, FIMCO and FIC; Of Counsel
                                           to Hawkins, Delafield & Wood, New
                                           York, until January 1, 2004.
--------------------------------------------------------------------------------
Clark D. Wagner        Director            Director of Fixed Income, FIMCO;
                                           Vice President, First Investors
                                           Multi-State Insured Tax Free Fund,
                                           First Investors New York Insured
                                           Tax Free Fund, Inc., First
                                           Investors Government Fund, Inc.,
                                           First Investors Series Fund, First
                                           Investors Insured Tax Exempt Fund,
                                           Inc, First Investors Insured Tax
                                           Exempt Fund II, and First Investors
                                           Insured Intermediate Tax Exempt
                                           Fund.
--------------------------------------------------------------------------------
Glen Mueller           Vice President      Vice President and Chief
                       and Chief           Underwriter, FIL; Vice President
                       Underwriter         and Life Chief Underwriter, C.N.A.
                                           November 2002-June 2004, Chief
                                           Underwriter, Fidelity and Guaranty
                                           Life prior thereto.
--------------------------------------------------------------------------------

                                    SERVICES

      Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E. We maintain the records and accounts of Separate Account E.

      Independent Public Accountants. Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account E. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account E, which is set by the Audit Committee of the Board of Directors of First Investors Life. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

      Underwriter. First Investors Life and Separate Account E have entered into an Underwriting Agreement with First Investors Corporation ("FIC"). FIC, an affiliate of First Investors Life and of First Investors Management Company, Inc. (`FIMCO" or "Adviser"), has its principal business address and executive offices at 95 Wall Street, New York, New York 10005. For the fiscal year ending December 31, 2005, FIC received fees of $ 22,517 in connection with the distribution of the Policy. First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

      Distribution of Policy. We sell the Policy solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are "First Investors representatives"), are registered representatives of FIC. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers.

      We pay FIC a commission on Policies sold of 7.175% of premium payments. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account. FIC is, in turn, responsible for paying First Investors representatives all commissions and other compensation that may due to them for selling the Policy. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

                                OTHER INFORMATION

      Reports. At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

      State Regulation. We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

                              VALUATION INFORMATION

      Value of a Unit. For each Subaccount of Separate Account E, the value of a Unit was arbitrarily initially set at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

      Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)   is the net result of:

      (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

      The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

                        RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, including, but not limited, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDIX I

                                    EXAMPLE A

                    Formula and Illustration for Determining the Net Investment Factor of a Subaccount
                              of Separate Account E

Net Investment Factor = (A+B)/C

Where:

   A = The Net Asset Value of a Fund share as of the end of the current
       Valuation Period.
       Assume.......................................................................... =   $8.51000000

   B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
       Assume.......................................................................... =   $0

   C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
       Assume.......................................................................... =   $8.39000000

   Then, the Net Investment Factor = 8.51000000 + 0 ................................... =   $1.01430274
                                     --------------
                                     8.39000000

                                    EXAMPLE B

                    Formula and Illustration for Determining
                           Unit Value of a Subaccount
                              of Separate Account E

   Unit Value = A x B
   Where:

   A = The Unit Value for the immediately preceding Valuation
       Period.
       Assume.......................................................................... =   $1.46328760
   B = The Net Investment Factor for the current Valuation Period.
       Assume.......................................................................... =   $1.01430274

   Then, the Unit Value = $1.46328760 x 1.01430274..................................... =   $1.484216622

                              Financial Statements
                                      as of
                                December 31, 2005

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                 /s/ TAIT, WELLER & BAKER LLP

                                                 TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 8, 2006

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                     ASSETS
                                                                           December 31, 2005     December 31, 2004
                                                                           -----------------     -----------------
Investments (note 2):
  Available-for-sale securities ......................................     $     194,914,745     $     173,752,971
  Held-to-maturity securities ........................................             4,693,062             3,679,616
  Short term investments .............................................            12,881,688            31,565,382
  Policy loans .......................................................            49,370,683            44,357,547
                                                                           -----------------     -----------------

     Total investments ...............................................           261,860,178           253,355,516

Cash .................................................................             2,136,556             2,110,094
Premiums and other receivables, net of allowances of
  $30,000 in 2004 ....................................................             6,736,227             9,175,937
Accrued investment income ............................................             4,285,600             3,667,951
Deferred policy acquisition costs (note 6) ...........................            35,726,452            32,051,511
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,259,687 in 2005 and $1,218,338 in 2004 ..........               145,937                41,492
Other assets .........................................................                39,141                48,722
Separate account assets ..............................................           966,368,229           947,848,557
                                                                           -----------------     -----------------

     Total assets ....................................................     $   1,277,298,320     $   1,248,299,780
                                                                           =================     =================

                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6) ...............................     $     171,387,897     $     159,894,910
Claims and other contract liabilities ................................            13,791,635            17,576,298
Accounts payable and accrued liabilities .............................             3,824,808             5,858,360
Deferred Federal income taxes (note 7) ...............................             3,141,000             3,380,000
Separate account liabilities .........................................           966,368,229           947,848,557
                                                                           -----------------     -----------------

     Total liabilities ...............................................         1,158,513,569         1,134,558,125
                                                                           -----------------     -----------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares ..............................             2,538,163             2,538,163
Additional paid in capital ...........................................             6,496,180             6,496,180
Accumulated other comprehensive income (note 2) ......................               280,000             3,278,000
Retained earnings ....................................................           109,470,408           101,429,312
                                                                           -----------------     -----------------

     Total stockholder's equity ......................................           118,784,751           113,741,655
                                                                           -----------------     -----------------

     Total liabilities and stockholder's equity ......................     $   1,277,298,320     $   1,248,299,780
                                                                           =================     =================

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               STATEMENT OF INCOME

                                                                         Year Ended             Year Ended            Year Ended
                                                                     December 31, 2005      December 31, 2004     December 31, 2003
                                                                     -----------------      -----------------     -----------------
REVENUES
  Policyholder fees ............................................     $      25,423,105      $      23,842,329     $      23,613,902
  Premiums .....................................................             7,087,211              5,812,033             6,267,990
  Investment income (note 2) ...................................            13,471,142             12,600,500            12,701,287
  Realized gain (loss) on investments ..........................              (829,102)               437,950             1,840,774
  Other income .................................................               847,873                538,923               650,720
                                                                     -----------------      -----------------     -----------------

     Total income ..............................................            46,000,229             43,231,735            45,074,673
                                                                     -----------------      -----------------     -----------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities ...............            11,018,985             10,346,287            11,221,789
  Dividends to policyholders ...................................               843,029                840,792             1,047,460
  Amortization of deferred acquisition costs (note 6)  .........             2,405,377              2,042,285               641,515
  Commissions and general expenses .............................            17,706,742             17,522,369            17,021,013
                                                                     -----------------      -----------------     -----------------
     Total benefits and expenses ...............................            31,974,133             30,751,733            29,931,777
                                                                     -----------------      -----------------     -----------------

Income before Federal income tax and cumulative
     Effect of a change in accounting principle ................            14,026,096             12,480,002            15,142,896

Federal income tax (note 7):
  Current ......................................................             5,272,000              3,845,000             3,488,000
  Deferred .....................................................              (287,000)               420,000             1,781,000
                                                                     -----------------      -----------------     -----------------

                                                                             4,985,000              4,265,000             5,269,000
                                                                     -----------------      -----------------     -----------------
Income before cumulative effect of a change in
     accounting principle ......................................             9,041,096              8,215,002             9,873,896

Cumulative effect of a change in accounting principle
  (Note 2e) ....................................................                    --              1,021,900                    --
                                                                     -----------------      -----------------     -----------------

Net Income .....................................................     $       9,041,096      $       9,236,902     $       9,873,896
                                                                     =================      =================     =================

Income per share, based on 534,350 shares outstanding ..........     $           16.92      $           17.29     $           18.48
                                                                     =================      =================     =================

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY

                                                                        Year Ended            Year Ended           Year Ended
                                                                    December 31, 2005     December 31, 2004     December 31, 2003
                                                                    -----------------     -----------------     -----------------
Balance at beginning of year ...................................    $     113,741,655     $     106,240,753     $      96,199,857
                                                                    -----------------     -----------------     -----------------
Net income .....................................................            9,041,096             9,236,902             9,873,896
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
   available-for-sale securities ...............................           (2,998,000)             (736,000)            1,167,000
                                                                    -----------------     -----------------     -----------------
Comprehensive income ...........................................            6,043,096             8,500,902            11,040,896
Dividends Paid .................................................           (1,000,000)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

Balance at end of year .........................................    $     118,784,751     $     113,741,655     $     106,240,753
                                                                    =================     =================     =================

                            STATEMENT OF CASH FLOWS

                                                                        Year Ended            Year Ended           Year Ended
                                                                    December 31, 2005     December 31, 2004     December 31, 2003
                                                                    -----------------     -----------------     -----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received ................................    $      25,356,893     $      23,630,830     $      23,575,148
     Premiums received .........................................            6,811,519             5,184,969             6,253,490
     Amounts received on policyholder accounts .................           68,990,293            73,411,089            68,598,540
     Investment income received ................................           14,113,229            14,282,509            14,095,688
     Other receipts ............................................              425,680                34,085               100,415
     Benefits and contract liabilities paid ....................          (66,969,918)          (76,167,573)          (71,108,219)
     Commissions and general expenses paid .....................          (30,008,484)          (23,847,625)          (24,594,956)
                                                                    -----------------     -----------------     -----------------

     Net cash provided by operating activities .................           18,719,212            16,528,284            16,920,106
                                                                    -----------------     -----------------     -----------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities ...............          110,764,906            83,706,593            77,664,530
     Purchase of investment securities .........................         (120,696,017)          (94,174,293)          (92,514,005)
     Purchase of furniture, equipment and other assets .........             (145,794)              (35,595)               (4,592)
     Net increase in policy loans ..............................           (5,013,136)           (3,909,765)           (1,837,074)
                                                                    -----------------     -----------------     -----------------

     Net cash used for investing activities ....................          (15,090,041)          (14,413,060)          (16,691,141)
                                                                    -----------------     -----------------     -----------------

  Cash flows from financing activities:
     Transfer of Non-Qualified Plan ............................           (2,602,709)                   --                    --
     Dividends paid ............................................           (1,000,000)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

     Net cash used for financing activities ....................           (3,602,709)           (1,000,000)           (1,000,000)
                                                                    -----------------     -----------------     -----------------

     Net increase (decrease) in cash ...........................               26,462             1,115,224              (771,035)

Cash
  Beginning of year ............................................            2,110,094               994,870             1,765,905
                                                                    -----------------     -----------------     -----------------
  End of year ..................................................    $       2,136,556     $       2,110,094     $         994,870
                                                                    =================     =================     =================

The Company paid Federal income taxes of $5,360,000 in 2005, $3,599,000 in 2004 and $2,220,000 in 2003.

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                         Year ended          Year Ended          Year Ended
                                                                     December 31, 2005   December 31, 2004   December 31, 2003
                                                                     -----------------   -----------------   -----------------
Reconciliation of net income to net cash
   provided by operating activities:

     Net income ...................................................  $       9,041,096   $       9,236,902   $       9,873,896

     Adjustments to reconcile net income to net cash
          provided by operating activities:
        Cumulative effect of change in accounting
          Principle ...............................................                 --          (1,021,900)                 --
        Depreciation and amortization .............................             49,631              40,552             241,089
        Amortization of deferred policy acquisition costs .........          2,405,377           2,042,680             641,515
        Realized investment (gains) losses ........................            829,102            (437,950)         (1,840,774)
        Amortization of premiums and discounts on
          investments .............................................          1,259,736           1,663,880           1,471,481
        Deferred Federal income taxes .............................           (287,000)            420,000           1,781,000
        Other items not requiring cash - net ......................                977               8,086              38,323

     (Increase) decrease in:
        Premiums and other receivables, net .......................          1,467,480          (1,326,681)          1,073,023
        Accrued investment income .................................           (617,649)             18,129             (77,080)
        Deferred policy acquisition costs, exclusive
          of amortization .........................................         (5,300,318)         (4,510,714)         (4,522,570)
        Other assets ..............................................              1,299                   1             (14,542)

     Increase (decrease) in:
        Policyholder account balances .............................         11,492,987           8,281,260           9,134,213
        Claims and other contract liabilities .....................            410,046             455,834              46,553
        Accounts payable and accrued liabilities ..................         (2,033,552)          1,658,205            (926,021)
                                                                     -----------------   -----------------   -----------------

                                                                     $      18,719,212   $      16,528,284   $      16,920,106
                                                                     =================   =================   =================

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

            The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

            (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

            (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

            (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

            (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

            (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

      (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) Investments. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      Held-to-Maturity Securities

            Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      Available-For-Sale Securities

            Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                     Year Ended            Year Ended            Year Ended
                                                 December 31, 2005     December 31, 2004     December 31, 2003
                                                 -----------------     -----------------     -----------------
Interest on fixed maturities ...............     $      10,499,119     $      10,183,017     $      10,620,531
Interest on short term investments .........               531,037               213,152                85,469
Interest on policy loans ...................             2,884,127             2,668,711             2,444,660
                                                 -----------------     -----------------     -----------------

     Total investment income ...............            13,914,283            13,064,880            13,150,660
     Investment expense ....................               443,141               464,380               449,373
                                                 -----------------     -----------------     -----------------

Net investment income ......................     $      13,471,142     $      12,600,500     $      12,701,287
                                                 =================     =================     =================

                     FIRST INVESTORS LIFE INSURANCE COMPANY

The amortized cost and estimated market values of investments at December 31, 2005 and 2004 are as follows:

                                                                    Gross           Gross           Estimated
                                                 Amortized       Unrealized       Unrealized          Market
                                                   Cost             Gains           Losses            Value
                                               ---------------------------------------------------------------
Available-For-Sale Securities
December 31, 2005
-----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ...............................$ 72,094,304     $    236,600     $    637,845     $ 71,693,059
  Corporate Debt Securities ................... 111,764,955        2,493,201        1,936,567      112,321,589
  Other Debt Securities .......................  10,691,486          354,175          145,564       10,900,097
                                               ------------     ------------     ------------     ------------
                                               $194,550,745     $  3,083,976     $  2,719,976     $194,914,745
                                               ============     ============     ============     ============

December 31,2004
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ...............................$ 60,026,192     $    665,112     $    110,959     $ 60,580,345
  Corporate Debt Securities ...................  99,995,396        5,540,680        1,031,381      104,504,695
  Other Debt Securities .......................   8,045,383          622,548               --        8,667,931
                                               ------------     ------------     ------------     ------------
                                               $168,066,971     $  6,828,340     $  1,142,340     $173,752,971
                                               ============     ============     ============     ============

      At December 31, 2005 and 2004, Unrealized Gains on Available-For-Sale Securities of $280,000 and $3,278,000, net of applicable deferred income taxes and amortization of deferred acquisition cost is included as accumulated other comprehensive income in Stockholder's Equity. The change in the Unrealized Gains (Losses) of ($2,998,000), ($736,000) and $1,167,000 net of deferred income taxes (benefit) and amortization of deferred acquisition costs of ($2,324,000), ($561,000) and $772,000 for 2005, 2004 and 2003, respectively is reported as other comprehensive income in the Statement of Stockholder's Equity.

Held-To-Maturity Securities
December 31,2005
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies* ...................................     $   4,683,062     $          --     $      18,319     $   4,664,743
  Corporate Debt Securities ........................            10,000                --                --            10,000
                                                         -------------     -------------     -------------     -------------
                                                         $   4,693,062     $          --     $          --     $   4,674,743
                                                         =============     =============     =============     =============
December 31,2004
----------------
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies* ...................................     $   3,669,616     $     108,858     $          --     $   3,778,474
  Corporate Debt Securities ........................            10,000                --                --            10,000
                                                         -------------     -------------     -------------     -------------
                                                         $   3,679,616     $     108,858     $          --     $   3,788,474
                                                         =============     =============     =============     =============

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Held to Maturity                 Available For Sale
                                             ---------------------------------------------------------------
                                              Amortized        Estimated         Amortized       Estimated
                                                 Cost         Market Value         Cost         Market Value
                                             ---------------------------------------------------------------

Due in one year or less......................$     10,000     $     10,000     $  3,268,070     $  3,222,703
Due after one year through five years .......   4,683,062        4,664,743       29,845,063       30,320,501
Due after five years through ten years ......          --               --      103,821,431      103,269,187
Due after ten years .........................          --               --       57,616,181       58,102,354
                                             ------------     ------------     ------------     ------------
                                             $  4,693,062     $  4,674,743     $194,550,745     $194,914,745
                                             ============     ============     ============     ============

      Proceeds from sales of investments in fixed maturities were $91,110,725, $85,176,467 and $77,664,530 in 2005, 2004 and 2003, respectively. Gross gains of
$347,804 and gross losses of $1,176,906 were realized on those sales in 2005. Gross gains of $857,700 and gross losses of $419,750 were realized on those sales in 2004. Gross gains of $2,085,926 and gross losses of $245,152 were realized on those sales in 2003.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

      Traditional Ordinary Life and Health

            Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs. Contract benefit claims are charged to expense in the period that the claims are incurred.

      Universal Life and Variable Life

            Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

            Policyholder account balances on universal life consist of the premiums received plus credited interest ranging from 4 1/2 percent to 5 percent, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life is included in separate account liabilities as discussed below.

      Annuities

            Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in policyholder benefits in the Statement of Income.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Effective in 2004, the Company applied Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The effect of applying SOP 03-1 as of the beginning of the year was to decrease policyholder accounts and other contract liabilities by approximately $1,752,000 and decrease deferred acquisition costs by approximately $179,100. Such effects, net of income tax expense of $550,000, have been shown on the statement of income as a cumulative effect of a change in accounting principle in 2004.

      (f) Minimum Guarantees. The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder (1) total deposits made to the contract less any partial withdrawals and (2) the account balance on a specified anniversary date adjusted for deposits less partial withdrawals since the specified anniversary date. This guarantee includes benefits that are payable in the event of death.

      (g) Business Risks and Uncertainties. The development of liabilities for future policy benefits for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense, persistency and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, lapse, expense, persistency and investment assumptions. Actual results could differ materially from these estimates. Management monitors actual experience and, if circumstances warrant, revises its assumptions and related future policy benefit estimates. The Company's investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company's balance sheet.

      (h) Comprehensive Income. Comprehensive income includes net income and unrealized gains and losses on available-for-sale securities and is presented in the Statement of Stockholder's Equity. Accumulated other comprehensive income is a component of stockholder's equity and consists of unrealized gains and losses on available-for-sale securities.

Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 4 -- Retirement Plans

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The profit sharing plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2005, 2004 and 2003, the Company charged operations approximately $127,000, $107,000 and $113,000 respectively for its portion of the contribution.

      The Company also had a non-qualified deferred compensation arrangement ("Plan") for the benefit of its sales agents. The Plan provides for contributions based upon commission on first-year premiums and was unfunded. Vesting of benefits was based upon graduated percentages dependent upon the number of allocations made in accordance with the Plan by the Company for each participant. The Company charged to operations pension expenses of approximately $411,000 in 2004 and $370,000 in 2003. The accrued liability of approximately $4,195,000 in 2004 was sufficient to cover the value of benefits provided by the Plan. The Company transferred this plan to its parent company, First Investors Consolidated Corporation ("FICC") during 2005. The Company paid approximately $2,603,000 of cash to FICC, which was equal to the accrued liabilities of the Plan reduced by the related deferred income tax.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

Note 5 -- Commitments and Contingent Liabilities

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 33%, 33% and 28% of its net life insurance in force at December 31, 2005, 2004 and 2003. The Company also had assumed reinsurance amounting to approximately 21%, 18% and 20% of its net life insurance in force at the respective year-ends. None of these transactions had any material effect on the Company's operating results.

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2005, 2004 and 2003, the Company paid approximately $2,596,000, $2,390,000 and
$2,147,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $6,136,000 in 2005, $6,518,000 in 2004,and $6,423,000 in 2003 for commissions relating to the sale of its products.

      The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $412,000 at December 31, 2005 and $549,000 at December 31, 2004.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 6 -- Adjustments Made to Statutory Accounting Practices

      Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2005, 2004 and 2003 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                            Net Income                          Capital Shares and Surplus
                                                      Year Ended December 31                          at December 31
                                            ------------------------------------------   ------------------------------------------
                                                2005            2004           2003           2005          2004           2003
                                            ------------   ------------   ------------   ------------   ------------   ------------
Reported on a statutory basis ............  $  9,069,412   $  7,526,947   $  7,628,849   $ 92,599,944   $ 82,997,459   $ 74,764,816
                                            ------------   ------------   ------------   ------------   ------------   ------------

Adjustments:
   Deferred policy acquisition costs (b) .     2,894,941      2,288,934      3,881,055     35,726,452     32,051,511     29,579,577
   Future policy benefits (a) ............    (2,399,452)       450,627       (740,686)    (4,890,138)    (2,490,686)    (2,941,313)
   Deferred income taxes .................       287,000       (971,000)    (1,781,000)    (5,428,000)    (5,410,000)    (2,787,000)
   Premiums due and deferred (e) .........      (286,358)      (221,458)       (88,434)    (1,843,104)    (1,556,746)    (1,335,289)
   Cost of collection and other
     statutory liabilities ...............            --             --        (86,719)            --             --             --
   Non-admitted assets ...................            --             --             --        262,771        146,580        115,212
   Asset valuation reserve ...............            --             --             --      1,401,415      1,172,656        887,807
   Interest maintenance reserve ..........        (6,263)      (118,112)      (102,957)       591,411      1,144,881        973,943
   Gross unrealized holding gains (losses)
     on available-for-sale securities ....            --             --             --        364,000      5,686,000      6,983,000
   Net realized capital gains (losses) ...      (829,102)       437,950      1,821,378             --             --             --
   Other .................................       310,918       (156,986)      (657,590)            --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                                 (28,316)     1,709,955      2,245,047     26,184,807     30,744,196     31,475,937
                                            ------------   ------------   ------------   ------------   ------------   ------------

In accordance with generally accepted ....
   accounting principles                    $  9,041,096   $  9,236,902   $  9,873,896   $118,784,751   $113,741,655   $106,240,753
                                            ============   ============   ============   ============   ============   ============


Per share, based on 534,350 shares
   outstanding ...........................  $      16.92   $      17.29   $      18.48   $     222.30   $     212.86   $     198.82
                                            ============   ============   ============   ============   ============   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

        Distribution of Liabilities*                            Basis of Assumptions
------------------------------------------------------------------------------------------------------
                                Years
    2005           2004        of Issue           Interest                   Mortality Table               Withdrawal
------------   -----------     --------           --------          ----------------------------------    ------------
Non-par:
 $   952,213     $  985,455   1962-1967            4 1/2%           1955-60 Basic Select plus Ultimate      Linton B
   3,546,014      3,689,309   1968-1988            5 1/2%           1955-60 Basic Select plus Ultimate      Linton B
     490,131        478,613   1984-1988            7 1/2%           85% of 1965-70 Basic Select             Modified
                                                                    plus Ultimate                           Linton B
     207,864        192,558   1989-Present         7 1/2%           1975-80 Basic Select plus Ultimate      Linton B
      67,452         73,805   1989-Present         7 1/2%           1975-80 Basic Select plus Ultimate      Actual
      17,178         18,891   1989-Present         8%               1975-80 Basic Select plus Ultimate      Actual
  48,776,031     43,788,041   1985-Present         4.5%             Accumulation of Funds                   --

Par:
     140,875        142,265   1966-1967            4 1/2%           1955-60 Basic Select plus Ultimate      Linton A
  12,610,300     12,573,197   1968-1988            5 1/2%           1955-60 Basic Select plus Ultimate      Linton A
   1,137,621      1,129,496   1981-1984            7 1/4%           90% of 1965-70 Basic Select
                                                                    plus Ultimate                           Linton B
   5,290,611      5,177,456   1983-1988            9 1/2%           80% of 1965-70 Basic Select
                                                                    plus Ultimate                           Linton B
  27,265,388     26,081,718   1990-Present         8%               66% of 1975-80 Basic Select
                                                                    plus Ultimate                           Linton B

Annuities:
  18,430,696     18,926,559   1976-Present         4%               Accumulation of Funds                   --

Miscellaneous:
  53,720,543     47,780,448   1962-Present         2 1/2%-3 1/2%    1958-CSO                                None

* The above amounts are before deduction of deferred premiums of $1,265,020 in 2005 and $1,142,901 in 2004.

      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,405,377 in 2005, $2,042,680 in 2004 and $641,515 in 2003 was
charged to operations.

      (c) Participating business represented 2.8% and 3.4% of individual life insurance in force at December 31, 2005 and 2004, respectively.

      The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $83,565,552, $73,963,067 and $65,730,424 at December 31, 2005, 2004 and 2003, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 2005 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

      Deferred tax liabilities (assets) are comprised of the following:

                                                                               2005             2004
                                                                           -----------      -----------
Deferred Tax Assets:
   Policyholder dividend provision ...................................     $  (288,047)     $  (284,278)
   Non-qualified agents' pension plan reserve ........................         (72,196)      (1,548,820)
   Future policy benefits ............................................      (3,250,950)      (2,318,654)
   Resisted Claims ...................................................        (262,500)              --
   Capital loss carryover ............................................        (137,813)        (137,813)
   Other .............................................................        (265,698)        (248,584)
                                                                           -----------      -----------
Total Deferred Tax Assets ............................................      (4,277,204)      (4,538,149)
                                                                           -----------      -----------

Deferred Tax Liabilities:
   Deferred policy acquisition costs .................................       7,239,999        6,204,119
   Bond discount .....................................................          33,205           25,030
   Unrealized holding gains on Available-For-Sale Securities .........         145,000        1,689,000
                                                                           -----------      -----------
Total Deferred Tax Liabilities .......................................       7,418,204        7,918,149
                                                                           -----------      -----------

Net Deferred Tax Liabilities .........................................     $ 3,141,000      $ 3,380,000
                                                                           ===========      ===========

Note 8 -- Variable Annuity Contracts

      The Company maintains traditional variable annuity contracts through its separate accounts, for which investment income (gains and losses of these accounts) accrues directly to, and investment risk is borne by, the contractholder. The Company provides a guarantee to benefit the related contractholder or GMDB. The GMDB provides a specified minimum return upon death. The Company offers two primary GMDB types:

      - Return of premium - provides the greater of account value or total deposits made to the contract less any partial withdrawals.

      - Reset - provides the greater of a return of premium death benefit or the anniversary (the seventh year) account value adjusted for withdrawals.

As of December 31, 2005 and 2004 the net amount of risk on the above GMDB was approximately $11.9 million and $17.5 million; respectively. The net amount at risk is calculated on a seriatim basis and represents the greater of the respective guaranteed benefit less the account value. The account balance of contracts with guarantees were invested in fixed income ($161 million in 2005; $163 million in 2004), equity ($430 million in 2005; $436 million in 2004) and money market ($5 million in 2005; $6 million in 2004) mutual funds.

                            TAIT, WELLER & BAKER LLP
                          Certified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise Modified Single Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) ("Separate Account E"), as of December 31, 2005, and the related statements of operations and changes in net assets for the period September 1, 2005 (commencement of operations) to December 31, 2005 for each of the individual sub-accounts which comprise Separate Account E. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as December 31, 2005 by correspondence with Separate Account E's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position each of the individual sub-accounts which comprise Separate Account E as of December 31, 2005, and the results of their operations and the changes in their net assets for the period September 1, 2005 (commencement of operations) to December 31, 2005 for each of the individual sub-accounts, in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ TAIT, WELLER & BAKER LLP
                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 8, 2006

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2005

                                                   Cash
                                                Management       High Yield       Growth         Discovery
                                                -----------     -----------     -----------     -----------
ASSETS
   Investments at net asset value (Note 3):
     First Investors Life Series Fund           $   280,369     $    10,517     $    22,879     $    42,697

LIABILITIES
   Payable to First Investors
     Life Insurance Company                              --              --              --              --
                                                -----------     -----------     -----------     -----------

NET ASSETS                                      $   280,369     $    10,517     $    22,879     $    42,697
                                                ===========     ===========     ===========     ===========

Net assets represented by
   Contracts in accumulation period             $   280,369     $    10,517     $    22,879     $    42,697
                                                ===========     ===========     ===========     ===========

--------------------------------------------------------------------------------
See notes to financial statements.                                             2

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2005

                                                                 International     Investment
                                                  Blue Chip       Securities         Grade            Value
                                                ------------     ------------     ------------     ------------
ASSETS
   Investments at net asset value (Note 3):
     First Investors Life Series Fund           $     43,091     $     39,470     $     26,913     $     39,086

LIABILITIES
   Payable to First Investors
     Life Insurance Company                               --               --               --               --
                                                ------------     ------------     ------------     ------------

NET ASSETS                                      $     43,091     $     39,470     $     26,913     $     39,086
                                                ============     ============     ============     ============

Net assets represented by
   Contracts in accumulation period             $     43,091     $     39,470     $     26,913     $     39,086
                                                ============     ============     ============     ============

--------------------------------------------------------------------------------
See notes to financial statements.                                             3

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                             STATEMENT OF OPERATIONS

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                        Cash
                                                      Management     High Yield        Growth          Discovery
                                                     -----------     -----------     -----------      -----------
INVESTMENT INCOME
   Income:
     Dividends                                       $       840     $        --     $        --      $        --

   Expenses:
     Mortality and expense risks (Note 5)                    741              --              28               67
                                                     -----------     -----------     -----------      -----------
NET INVESTMENT INCOME (LOSS)                                  99              --             (28)             (67)
                                                     -----------     -----------     -----------      -----------
UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                                          --              --              --               --
   End of year                                                --              19             146              301
                                                     -----------     -----------     -----------      -----------
Change in unrealized appreciation (depreciation)
   on investments                                             --              19             146              301
                                                     -----------     -----------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $        99     $        19     $       118      $       234
                                                     ===========     ===========     ===========      ===========

--------------------------------------------------------------------------------
See notes to financial statements.                                             4

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                             STATEMENT OF OPERATIONS

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                                       International      Investment
                                                       Blue Chip        Securities           Grade             Value
                                                     ------------      ------------      ------------      ------------
INVESTMENT INCOME
   Income:
     Dividends                                       $         --      $         --      $         --      $         --

   Expenses:
     Mortality and expense risks (Note 5)                      58                67                39                67
                                                     ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                                  (58)              (67)              (39)              (67)
                                                     ------------      ------------      ------------      ------------
UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                                           --                --                --                --
   End of year                                                (67)              573               251               189
                                                     ------------      ------------      ------------      ------------
Change in unrealized appreciation (depreciation)
   on investments                                             (67)              573               251               189
                                                     ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $       (125)     $        506      $        212      $        122
                                                     ============      ============      ============      ============

--------------------------------------------------------------------------------
See notes to financial statements.                                             5

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENTS OF CHANGES IN NET ASSETS

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                                             Cash
                                                                          Management        High Yield
                                                                         ------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                                        $         99      $         --
     Change in unrealized appreciation (depreciation) on investments               --                19
                                                                         ------------      ------------
     Net increase (decrease) in net assets resulting from operations               99                19
                                                                         ------------      ------------

   From Contract Transactions
     Net insurance premiums from contract owners                              280,576            10,498
     Cost of insurance (Note 5)                                                  (306)               --
                                                                         ------------      ------------
     Increase in net assets derived from contract transactions                280,270            10,498
                                                                         ------------      ------------

     Net increase in net assets                                               280,369            10,517

Net Assets
   Beginning of year                                                               --                --
                                                                         ------------      ------------
   End of year                                                           $    280,369      $     10,517
                                                                         ============      ============

--------------------------------------------------------------------------------
See notes to financial statements.                                             6

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENTS OF CHANGES IN NET ASSETS

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                                            Growth         Discovery
                                                                         -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                                        $       (28)     $       (67)
     Change in unrealized appreciation (depreciation) on investments             146              301
                                                                         -----------      -----------

     Net increase (decrease) in net assets resulting from operations             118              234
                                                                         -----------      -----------

   From Contract Transactions
     Net insurance premiums from contract owners                              22,775           42,494
     Cost of insurance (Note 5)                                                  (14)             (31)
                                                                         -----------      -----------
     Increase in net assets derived from contract transactions                22,761           42,463
                                                                         -----------      -----------

     Net increase in net assets                                               22,879           42,697

Net Assets
   Beginning of year                                                              --               --
                                                                         -----------      -----------
   End of year                                                           $    22,879      $    42,697
                                                                         ===========      ===========

--------------------------------------------------------------------------------
See notes to financial statements.                                             7

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                                                         International
                                                                          Blue Chip        Securities
                                                                         -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                                        $       (58)     $       (67)
     Change in unrealized appreciation (depreciation) on investments             (67)             573
                                                                         -----------      -----------
     Net increase (decrease) in net assets resulting from operations            (125)             506
                                                                         -----------      -----------

   From Contract Transactions
     Net insurance premiums from contract owners                              43,243           38,995
     Cost of insurance (Note 5)                                                  (27)             (31)
                                                                         -----------      -----------
     Increase in net assets derived from contract transactions                43,216           38,964
                                                                         -----------      -----------

       Net increase in net assets                                             43,091           39,470

Net Assets
   Beginning of year                                                              --               --
                                                                         -----------      -----------
   End of year                                                           $    43,091      $    39,470
                                                                         ===========      ===========

--------------------------------------------------------------------------------
See notes to financial statements.                                             8

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                        For The Period September 1, 2005
                         (Commencement of Operations) to
                                December 31, 2005

                                                                           Investment Grade          Value
                                                                           ----------------      ------------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income (loss)                                            $        (39)       $        (67)
     Change in unrealized appreciation (depreciation) on investments                  251                 189
                                                                             ------------        ------------
     Net increase (decrease) in net assets resulting from operations                  212                 122
                                                                             ------------        ------------

   From Contract Transactions
     Net insurance premiums from contract owners                                   26,717              38,995
     Cost of insurance (Note 5)                                                       (16)                (31)
                                                                             ------------        ------------
     Increase in net assets derived from contract transactions                     26,701              38,964
                                                                             ------------        ------------

       Net increase in net assets                                                  26,913              39,086

Net Assets
   Beginning of year                                                                   --                  --
                                                                             ------------        ------------
   End of year                                                               $     26,913        $     39,086
                                                                             ============        ============

--------------------------------------------------------------------------------
See notes to financial statements.                                             9

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2005

NOTE 1 -- ORGANIZATION

First Investors Modified Single Premium Variable Life ("Separate Account E"), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company ("FIL") and exists in accordance with the regulations of the New York State Insurance Department. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Fund (the "Fund"), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account E and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, High Yield, Growth Discovery, Blue Chip, International Securities, Focused Equity, Government, Investment Grade, Value, Target Maturity 2007, Target Maturity 2010, and Target Maturity 2015.

NOTE 2 -- SIGNIFICANT ACCOUNTING PRACTICES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Shares of the Fund held by Separate Account E are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

INVESTMENT INCOME

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

FEDERAL INCOME TAXES

Separate Account E is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.

--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

NOTE 3 -- INVESTMENTS

Investments consist of the following at December 31, 2005:

                                                                        Net Asset        Market
                                                          Shares          Value           Value            Cost
                                                         --------       --------       -----------      -----------
    First Investors Life Series Fund
       Cash Management                                    280,369        $ 1.00        $   280,369      $   280,369
       High Yield                                           1,302          8.07             10,517           10,498
       Growth                                                 637         35.91             22,879           22,733
       Discovery                                            1,655         25.79             42,697           42,396
       Blue Chip                                            2,066         20.85             43,091           43,158
       International Securities                             1,974         20.00             39,470           38,897
       Investment Grade                                     2,415         11.14             26,913           26,662
       Value                                                2,732         14.31             39,086           38,897

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2005 were as follows:

                                                                                        Purchases           Sales
                                                                                       -----------        ---------
    Cash Management                                                                    $   281,416        $   1,047
    High Yield                                                                              10,498               --
    Growth                                                                                  22,775               42
    Discovery                                                                               42,494               98
    Blue Chip                                                                               43,243               85
    International Securities                                                                38,995               98
    Investment Grade                                                                        26,717               55
    Value                                                                                   38,995               98

--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

NOTE 4 -- CHANGES IN UNITS

The changes in units outstanding for the period September 1, 2005 to December 31, 2005 were as follows:

                                                        2005
                                         -------------------------------------
                                                                        Net
                                          Units         Units         Increase
                                          Issued      Redeemed       (Decrease)
                                         -------      --------       ---------

    Cash Management                       27,766       (85,543)         27,766
    High Yield                             1,059            --           1,059
    Growth                                 2,243            (4)          2,239
    Discovery                              4,257            (9)          4,248
    Blue Chip                              4,234            (8)          4,226
    International Securities               3,866           (10)          3,856
    Investment Grade                       2,711            (6)          2,705
    Value                                  3,885            (9)          3,876

NOTE 5 - SEPARATE ACCOUNT CHARGE AND DEDUCTIONS

In consideration for its assumption of the mortality and expense risks connected with the Modified Single Premium Variable Life Contracts, FIL computes the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.

A monthly charge is also made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units. For further discussion, see "Cost of Insurance Protection" in the Prospectus.

--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

NOTE 6 -- FINANCIAL HIGHLIGHTS TABLE

                                                  Net Assets
                                      ----------------------------------
                                                                              Investment
                                                     Unit                       Income        Expense      Total
                                       Units         Value        (000s)       Ratio(1)      Ratio(2)     Return(3)
                                      -------       ------       -------      ----------     --------     ---------
Cash Management
---------------
December 31,
    2005                               27,766       $10.093       $ 280          0.50%         0.00%        0.93%

High Yield
----------
December 31,
    2005                                1,059        $9.926       $  11          0.00%         0.00%       (0.74%)

Growth
------
December 31,
    2005                                2,239       $10.216       $  23          0.00%         0.00%        2.16%

Discovery
---------
December 31,
    2005                                4,248       $10.051       $  43          0.00%         0.00%        0.51%

Blue Chip
---------
December 31,
    2005                                4,226       $10.196       $  43          0.00%         0.00%        1.96%

International Securities
------------------------
December 31,
    2005                                3,856       $10.235       $  39          0.00%         0.00%        2.35%

Investment Grade
----------------
December 31,
    2005                                2,705        $9.946       $  27          0.00%         0.00%       (0.54%)

Value
-----
December 31,
    2005                                3,876       $10.085       $  39          0.00%         0.00%        0.85%

--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2005

1 These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2 These amounts represent the annualized contract expenses of the separate account, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the period September 1, 2005 (commencement of operations) to December 31, 2005, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.



--------------------------------------------------------------------------------

                     FIRST INVESTORS LIFE SEPARATE ACCOUNT E
                            PART C: OTHER INFORMATION

Item 26. Exhibits

      (a) Resolution of the Board of Directors of First Investors Life Insurance Company creating Separate Account E (4).

      (b)   Not applicable.

      (c)   Underwriting or Distribution Contracts:

            (1) Underwriting Agreement between First Investors Life Insurance Company and First Investors Corporation (5).

      (d) Specimen Modified Single Premium Variable Life Insurance Policy issued by First Investors Life Insurance Company for participation in Separate Account E (4).

      (e)   Form of application used with Policies (4).

      (f)   (1)   Declaration of Intention and Charter of First Investors Life
                  Insurance Company (1).

                        (i)   Certificate of Amendment (1).

                        (ii)  Certificate of Amendment (1).

                        (iii) Certificate of Amendment (1).

                        (iv)  Certificate of Amendment (1).

            (2)   By-laws of First Investors Life Insurance Company (1).

      (g)   Not applicable.

      (h)   Not applicable.

      (i)   Not applicable.

      (j)   Not applicable.

      (k)   Opinion of and consent of counsel (5).

      (l)   Not applicable.

      (m)   Not applicable.

      (n)   Consent of Independent Certified Public Accountants (6).

      (o)   Not applicable.

      (p)   Not applicable.

      (q)   The Registrant claims an exemption pursuant to Rule
            6e-3(T)(b)(12)(iii) of the 1940 Act to the extent necessary with respect to all procedures disclosed in this Registration Statement.

      (r)   (1)   Powers of Attorney for Richard Gaebler, Jay G. Baris, Scott
                  Hodes, Glenn T. Dallas, Jackson Ream, Nelson Schaenen, Jr.,
                  Jane W. Kruzan, John T. Sullivan, Kathryn S. Head, and Clark
                  Wagner (2).

------------------

(1) Incorporated herein by reference to Post Effective Amendment No. 17 to Form S-6 Registration Statement (002-98410) dated May 19, 1997.

(2) Incorporated herein by reference to Post Effective Amendment No. 26 on Form S-6 Registration Statement (002-98410) dated April 29, 2003 (Powers of Attorney for Richard Gaebler, Jay G. Baris, Scott Hodes, Glenn T. Dallas, Jackson Ream, Nelson Schaenen, Jr., Jane W. Kruzan, John T. Sullivan, Kathryn S. Head, and Clark Wagner).

(3) Incorporated herein by reference to Post Effective Amendment No. 27 on Form N-6 Registration Statement (002-98410) dated April 28, 2004.

(4) Previously filed in Registrant's Initial Registration Statement on Form N-6 (333-123756) dated April 1, 2005.

(5) Incorporated herein by reference to Pre Effective Amendment No. 1 on Form N-6 Registration Statement (333-123756) dated August 22, 2005.

(6) Filed herewith.

Item 27.  Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005):

                                Position and Office
Name and Principal              With First Investors
Business Address                Life Insurance Company
----------------                ----------------------

Lawrence M. Falcon              Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Richard H. Gaebler              Director

Jay G. Baris                    Director

William H. Drinkwater           Senior Vice President, Chief Actuary
                                and Director

Scott Hodes                     Director

Glenn T. Dallas                 Director

Carol Lerner Brown              Secretary

                                Position and Office
Name and Principal              With First Investors
Business Address                Life Insurance Company
----------------                ----------------------

Jackson Ream                    Director

Nelson Schaenen Jr.             Director

Jane W. Kruzan                  Director

John T. Sullivan                Director

Kathryn S. Head                 Chairman and Director
Raritan Plaza 1
Edison, New Jersey 08837

Robert M. Flanagan              Vice President

Carol E. Springsteen            President and Director

William M. Lipkus               Vice President and Chief Financial Officer
Raritan Plaza 1
Edison, New Jersey 08837

Glen Mueller                    Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

Clark D. Wagner                 Director

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

      The Registrant is a separate account of First Investors Life Insurance Company, the Depositor and, as such, might be deemed to be controlled by First Investors Life Insurance Company. Set forth below are all persons controlled by or under common control with First Investors Life Insurance
      Company:

      ROUTE 33 REALTY CORPORATION (New Jersey). Ownership: 100% owned by First Investors Life Insurance Company; Principal Business: Real Estate; Subsidiary of First Investors Life Insurance Company.

      FIRST INVESTORS CONSOLIDATED CORPORATION (FICC) (Delaware). Ownership:
      Glenn O. Head is the controlling person of the voting stock; Principal
      Business: Holding Company; Parent of First Investors Life Insurance
      Company.

      ADMINISTRATIVE DATA MANAGEMENT CORP. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS ASSET MANAGEMENT COMPANY, INC. (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS LEVERAGE CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS MANAGEMENT COMPANY, INC. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS REALTY COMPANY, INC. (New Jersey). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS RESOURCES, INC. (Delaware). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS FEDERAL SAVINGS BANK (New Jersey). Ownership: 100% owned by FICC, except Directors Qualifying Shares; Principal Business: Savings and Loan; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS CREDIT CORPORATION (New Jersey). Ownership: 100% owned by FIFSB; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      N.A.K. REALTY CORPORATION (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      REAL PROPERTY DEVELOPMENT CORPORATION (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      FIRST INVESTORS CREDIT FUNDING CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      SCHOOL OF FINANCIAL MANAGEMENT SERVICES, INC. (Ohio). Ownership: 100% owned by FICC; Principal Business: Tuition assistance program; Affiliate of First Investors Life Insurance Company.

Item 29.  Indemnification

     ARTICLE XIV OF THE BY-LAWS OF FIRST INVESTORS LIFE INSURANCE COMPANY PROVIDES AS FOLLOWS:

      "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

      REFERENCE IS HEREBY MADE TO THE NEW YORK BUSINESS CORPORATION LAW, SECTIONS 721 THROUGH 726.

      The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily occurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

      A directors and officers liability policy in the amount of $5,000,000 covering First Investors Life's directors and officers has been issued by the Travelers Insurance Companies.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, First Investors Life and FIC has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life and FIC of expenses incurred or paid by a director, officer or controlling person of the First Investors Life and FIC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Investors Life and FIC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

      (a) First Investors Corporation, principal underwriter of the Registrant, is also the principal underwriter for the following registered investment companies:

            First Investors Equity Funds
            First Investors Income Funds
            First Investors Tax Exempt Funds
            First Investors Life Series Funds
            First Investors Life Variable Annuity Fund A
            First Investors Life Level Premium Variable Life Insurance Separate Account B
            First Investors Life Variable Annuity Fund C
            First Investors Life Variable Annuity Fund D

      First Investors Corporation is Sponsor of:

      First Investors Single Payment and Periodic Payment Plans I for Investment in First Investors Global Fund, Inc.
      First Investors Single Payment and Periodic Payment Plans II for Investment in First Investors Global Fund, Inc.
      First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc.
      First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc.
      First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc.
      First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.
      First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Insured Tax Exempt Fund, Inc.

(b)   The following persons are the officers and directors of First Investors
      Corporation: (The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.)

      Position and
      Name and Principal       Office with First
      Business Address         Investors Corporation
      ----------------         ---------------------

      Kathryn S. Head          Chairman of the Board, Chief Executive Officer
                               and Director

      Lawrence A. Fauci        Director

      Larry R. Lavoie          Director, Secretary and General Counsel

      John T. Sullivan         Director

      Frederick Miller         Senior Vice President

      Robert Flanagan          President

      Robert J. Grosso         Chief Compliance Officer

      William M. Lipkus        Chief Financial Officer and Treasurer

      Anne Condon              Vice President

      Elizabeth Reilly         Vice President

      Matthew Smith            Vice President

      Mark Segal               Assistant Vice President

      Carol Lerner Brown       Assistant Secretary

      Conrad Charak            Assistant Secretary

      (c)   Not Applicable.

Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at 95 Wall Street; New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32. Management Services

Not applicable.

Item 33.  Fee Representation

Registrant hereby makes the following undertakings:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(a)(e)(2)(A) of the Investment Company Act of 1940.

First Investors Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policy. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policy includes innovative features; and the regulatory standards for exemptive relief under the 1940 Act used prior to October 1996, including the range of industry practice. This representation applies to all Policies units under which are sold pursuant to this Registration Statement, including Policies sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to the Policy, prospectus, or statement of additional information or otherwise.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has caused this Amendment to be signed on its behalf, in the City of New York, and State of New York, on the 21st day of April, 2006.

                                  FIRST INVESTORS LIFE SEPARATE ACCOUNT E
                                  (Registrant)


                                  BY: FIRST INVESTORS LIFE INSURANCE COMPANY
                                      /s/ (Depositor)
                                      (on behalf of the Registrant and itself)

                                  By: /s/ Carol Springsteen
                                      -------------------------
                                      Carol E. Springsteen
                                      President

As required by the 1933 Act, Registrant's Registration Statement has been signed by the following officers and directors of the Depositor in the capacities and on the dates indicated:

       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----

/s/ Carol E. Springsteen
---------------------------      President and Director           April 20, 2006
    Carol E. Springsteen

/s/ William M. Lipkus
---------------------------      Vice President and               April 20, 2006
    William M. Lipkus            Chief Financial Officer

/s/ Lawrence M. Falcon
---------------------------      Senior Vice President and        April 20, 2006
    Lawrence M. Falcon           Comptroller

/s/ William H. Drinkwater
---------------------------      Senior Vice President,           April 21, 2006
    William H. Drinkwater        Chief Actuary, and Director

/s/ Richard H. Gaebler*          Director                         April 21, 2006
---------------------------
    Richard H. Gaebler

/s/ Jay G. Baris*                Director                         April 21, 2006
---------------------------
    Jay G. Baris

/s/ Scott Hodes*                 Director                         April 21, 2006
---------------------------
    Scott Hodes

/s/ Glenn T. Dallas*             Director                         April 21, 2006
---------------------------
    Glenn T. Dallas

/s/ Jackson Ream*                Director                         April 21, 2006
---------------------------
    Jackson Ream

/s/ Nelson Schaenen Jr.*         Director                         April 21, 2006
---------------------------
    Nelson Schaenen Jr.

/s/ Jane W. Kruzan*              Director                         April 21, 2006
---------------------------
    Jane W. Kruzan

/s/ John T. Sullivan*            Director                         April 21, 2006
---------------------------
    John T. Sullivan

/s/ Kathryn S. Head*             Chairman and Director            April 21, 2006
---------------------------
    Kathryn S. Head

/s/ Clark D. Wagner*             Director                         April 21, 2006
----------------------------
    Clark D. Wagner


* By: /s/ William H. Drinkwater
      ----------------------------
      William H. Drinkwater
      (Attorney-in-Fact)

                                  Exhibit List

Item              Exhibit
----              -------

26(n)             Consent of Independent Certified Public Accountants